Exhibit 10.2

                          [Amendment to Option Plan]


                                    NOTICE
                                      OF
                        ANNUAL MEETING OF SHAREHOLDERS
                                      OF
                              EMCORE CORPORATION

TO THE SHAREHOLDERS OF EMCORE CORPORATION:

An Annual Meeting of the Shareholders of EMCORE Corporation (the "Company") will be held at the offices of EMCORE Corporation, 394 Elizabeth Avenue, Somerset, NJ 08873-1214 at 10:00 a.m. on Tuesday, April 30, 1996, to consider and act upon the following matters:

A) To elect six (6) directors. It is anticipated that the following individuals will be nominated:

         1) Thomas Russell, Ph.D.                    4) Norman E. Schumaker, Ph.D. <F1>
         2) Howard R. Curd                           5) Reuben F. Richards, Jr. <F2>
         3) Howard Curd, Jr.                         6) Thomas G. Werthan <F3>

<F1>     Chairman & Chief Executive Officer
<F2>     President & Chief Operating Officer
<F3>     Vice President - Finance

B) To increase the pool of Incentive Stock options to 2.2 million shares from 1. 1 million.

     At the time of the meeting the Company shall consider and act upon any other business as may properly come before the meeting.

     Only shareholders of record on the close of business on April 29, 1996, are entitled to Notice of and to vote at this meeting. Shareholders may vote in person or by this attached proxy; however, all proxies must be in writing and signed by a shareholder of record.

                              By Order of the Board of Directors
                              Thomas G. Werthan, Secretary

                                     PROXY
                                      FOR
                        ANNUAL MEETING OF SHAREHOLDERS
                                 TO BE HELD ON
                          APRIL 30, 1996 -- 10:00 AM
                                      AT
                                    EMCORE

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints NORMAN E. SCHUMAKER AND THOMAS G. WERTHAN and each of them, as proxies of the undersigned, with full power of substitution and revocation to represent and vote in the manner specified herein, at the annual meeting of shareholders to be held on the above date and any adjournments thereof, all shares of EMCORE Corporation that the undersigned would be entitled to above if personally present.

The shares represented by this proxy, when properly signed, will be voted in the manner specified by the shareholder. If no specification is made, the shares will be voted FOR each item. The proxy holders are authorized to vote in their discretion on any other matters which may properly be brought before the meeting.

The Board of Directors recommends a vote FOR each nominee, and approval of the 1995 Stock Plan Amendment.

Election of Directors:
                                                       FOR              AGAINST           ABSTAIN
Thomas J. Russell, Ph.D.                              _____              _____             _____

Howard R. Curd                                        _____              _____             _____

Howard F. Curd                                        _____              _____             _____

Reuben F. Richards, Jr.                               _____              _____             _____

Norman E. Schumaker, Ph.D.                            _____              _____             _____

Thomas G. Werthan                                     _____              _____             _____

1995 EMCORE Incentive
Stock Option Amendment                                _____              _____             _____


Date:__________________         Signature:_________________________

                                Name:______________________________